REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING
FIRM

To the Board of Trustees of Northern
Lights Variable Trust
and the Shareholders of TOPS(r)
Aggressive Growth ETF Portfolio,
TOPS(r) Balanced ETF Portfolio,
TOPS(r) Capital Preservation ETF
Portfolio, TOPS(r) Growth ETF
Portfolio, TOPS(r) Moderate Growth
ETF Portfolio, TOPS(r) Managed Risk
Balanced ETF Portfolio, TOPS(r)
Managed Risk Growth ETF Portfolio,
and TOPS(r) Managed Risk Moderate
Growth ETF Portfolio

In planning and performing our audits of the financial statements of TOPS(r)
Aggressive Growth ETF Portfolio,
TOPS(r) Balanced ETF Portfolio,
TOPS(r) Capital Preservation ETF
Portfolio, TOPS(r) Growth ETF Portfolio,
TOPS(r) Moderate Growth ETF Portfolio,
TOPS(r) Managed Risk Balanced ETF
Portfolio, TOPS(r) Managed Risk Growth
ETF Portfolio, and TOPS(r) Managed
Risk Moderate Growth ETF Portfolio
(the "Portfolios"), each a series of
shares of beneficial interest in the
Northern Lights Variable Trust, as of
December 31, 2013 and for the year
and period then ended, in accordance
with the standards of the Public
Company Accounting Oversight Board
(United States) ("PCAOB"), we
considered internal control over financial reporting, including control activities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form
N-SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Portfolios' internal control over financial reporting.
Accordingly, we express no such
opinion.

The management of the Portfolios is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the
United States of America ("GAAP").  A
company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the
Portfolios' annual or interim financial
statements will not be prevented or
detected on a timely basis.
Our consideration of the Portfolios'
internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the PCAOB. However, we noted no deficiencies in the internal control over financial reporting and operations, including controls over safeguarding securities that we consider to be material weaknesses, as defined above, as of December 31, 2013.

This report is intended solely for the
information and use of management, the
shareholders of  TOPS(r) Aggressive
Growth ETF Portfolio, TOPS(r) Balanced
ETF Portfolio, TOPS(r) Capital
Preservation ETF Portfolio, TOPS(r)
Growth ETF Portfolio, TOPS(r) Moderate
Growth ETF Portfolio, TOPS(r) Managed
Risk Balanced ETF Portfolio, TOPS(r)
Managed Risk Growth ETF Portfolio,
and TOPS(r) Managed Risk Moderate
Growth ETF Portfolio, the Board of
Trustees of Northern Lights Variable
Trust and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.






       BBD, LLP



Philadelphia, Pennsylvania
February 13, 2014

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING
FIRM

To the Board of Trustees of Northern
Lights Variable Trust
and the Shareholders of TOPS
Managed Risk Flex ETF Portfolio

In planning and performing our audits of the financial statements of TOPS
Managed Risk Flex ETF Portfolio (the
"Portfolio"), a series of shares of
beneficial interest in the Northern Lights
Variable Trust, as of December 31,
2013 and for the year and period then
ended, in accordance with the standards
of the Public Company Accounting
Oversight Board (United States)
("PCAOB"), we considered internal
control over financial reporting, including control activities over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting.
Accordingly, we express no such
opinion.

The management of the Portfolio is
responsible for establishing and
maintaining effective internal control
over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the
United States of America ("GAAP").  A
company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the
Portfolio's annual or interim financial
statements will not be prevented or
detected on a timely basis.





Our consideration of the Portfolio's
internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the PCAOB. However, we noted no deficiencies in the internal control over financial reporting and operations, including controls over safeguarding securities that we consider to be material weaknesses, as defined above, as of December 31, 2013.

This report is intended solely for the
information and use of management, the
shareholders of TOPS Managed Risk
Flex ETF Portfolio, the Board of
Trustees of Northern Lights Variable
Trust and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.






       BBD, LLP


Philadelphia, Pennsylvania
February 13, 2014